Exhibit 10.6

Assignment of Loans

Dated 4 June 2021

MIKRO FUND, managed and represented by MIKRO KAPITAL MANAGEMENT S.A. (the Assignor)

DELIMOBIL HOLDING S.A.

(the Assignee)

LIMITED LIABILITY COMPANY “CARSHARING RUSSIA”, LIMITED LIABILITY COMPANY “ANYTIME” and SMART MOBILITY MANAGEMENT LIMITED LIABILITY COMPANY

(the Borrowers)

Contents

1	Definitions and Interpretation	3
2	Assignment	5
3	Investigation and reliance	5
4	Waiver of Notice	6
5	Release	6
6	Costs	6
7	Further assurance	6
8	Governing law and jurisdiction	6
Schedule 1—Loan Agreements		8

Assignment of Loans

Dated 4 June 2021

Between

(1)

MIKRO FUND, a Securitisation Fund managed and represented by MIKRO KAPITAL MANAGEMENT S.A., a public limited liability company (societe anonyme) organised under the laws of the Grand Duchy of Luxembourg, having its registered address at 10, rue C.M. Spoo, L-2546 Luxembourg, Grand Duchy of Luxembourg, with registration number B227640 (the Assignor);

(2)

DELIMOBIL HOLDING S.A., a public limited liability company (societe anonyme) organised under the laws of the Grand Duchy of Luxembourg, having its registered address at 10, rue C.M. Spoo, L-2546 Luxembourg, Grand Duchy of Luxembourg, with registration number B250892 (the Assignee);

(3)

LIMITED LIABILITY COMPANY “CARSHARING RUSSIA”, a limited liability company organised under the laws of the Russian Federation, having its registered address at 27 Elektrozavodskaya street, building 1A, floor 1, premises IV, room 26, 107023 Moscow, Russia, with main state registration number (OGRN) 1157746288083 (Carsharing Russia);

(4)

LIMITED LIABILITY COMPANY “ANYTIME”, a limited liability company organised under the laws of the Russian Federation, having its registered address at 27 Elektrozavodskaya street, building 1A, floor 1, premises IV, room 31, 107023 Moscow, Russia, with main state registration number (OGRN) 1127746673988 (Anytime); and

(5)

SMART MOBILITY MANAGEMENT LIMITED LIABILITY COMPANY, a limited liability company organised under the laws of the Russian Federation, having its registered address at Yaroslavskoye shosse, estate 1, building 2, floor 1, premises 10, 141009 Moscow, Russia, with main state registration number (OGRN) 1177746246820 (SMM, and together with Carsharing Russia and Anytime—the Borrowers, and each a Borrower).

Recitals

A.	The Assignor is the lender under the loan agreements and the noteholder under the promissory note set out in Schedule 1 (Loan Agreements) (the Loan Agreements).

B.	The Assignor has advanced monies to the Borrowers under the Loan Agreements in the amount of the Debt (as defined below).

C.	The Assignor has agreed to assign and transfer all its legal and beneficial right, title and interest in the Debt and the Loan Agreements to the Assignee on the terms and conditions set out below.

It is agreed:

1	Definitions and Interpretation

1.1	The definitions and rules of interpretation in this clause apply in this agreement.

Assignment Amount means an amount equal to the aggregate of (without double-counting):

(i)

the aggregate of the amounts of the principal and interest accrued under the Loan Agreements and outstanding as at the date when the Assignment Amount is paid by the Assignee to the Assignor under clause 2.2;

(ii)

the aggregate of the amounts received by the Assignee under the Loan Agreements after the Assignment Date prior to the date when the Assignment Amount is paid by the Assignee to the Assignor under clause 2.2; and

(iii)

interest accrued on the amounts referred to in items (i) and (ii) above at the average ECB’s Marginal Lending Facility rate increased by 0.5% per annum but in any event no more than 1% per annum for the period between the Assignment Date and the date when the Assignment Amount is paid by the Assignee to the Assignor under clause 2.2, to be paid in consideration of the assignment referred to in clause 2.1, to an account nominated by the Assignor or as the Assignor otherwise directs.

Assignment Date means the date of this agreement or any later date agreed in writing by the parties to this agreement.

Assigned Property means all the Assignor’s rights, title, interest and benefits in and to each Loan Agreement.

Business Day means a day (other than a Saturday or Sunday or a public holiday) on which banks are generally open for business in the Grand Duchy of Luxembourg and the Russian Federation.

Debt means any present or future liability (actual or contingent) payable or owing by the Borrowers to the Assignor under or in connection with the Loan Agreements, including any liability in respect of interest, fees costs and other amounts accrued up to but excluding the Assignment Date.

Subordination Deed means the subordination deed dated on or about the date of this agreement between the Assignor, the Assignee and Nevsky Property Finance Ltd.

1.2	Clause and Schedule headings shall not affect the interpretation of this agreement.

1.3

A reference to a person shall include a reference to an individual, firm, company, corporation, partnership, unincorporated body of persons, government, state or agency of a state or any association, trust, joint venture or consortium (whether or not having separate legal personality).

1.4	Unless the context otherwise requires, words in the singular shall include the plural and in the plural shall include the singular.

1.5

This agreement shall be binding on, and enure to the benefit of, the parties to this agreement and their respective personal representatives, successors and permitted assigns, and references to a party shall include that party’s successors, permitted assigns and permitted transferees.

1.6	A reference to a statute or statutory provision is a reference to it as amended, extended or re-enacted from time to time.

1.7	A reference to a statute or statutory provision shall include all subordinate legislation made from time to time under that statute or statutory provision.

1.8	A reference to writing or written includes fax but not email.

1.9	An obligation on a party not to do something includes an obligation not to allow that thing to be done.

1.10

A reference to this agreement (or any provision of it) or to any other agreement or document referred to in this agreement is a reference to this agreement, that provision or such other agreement or document as amended (in each case, other than in breach of the provisions of this agreement) from time to time.

1.11	Unless the context otherwise requires, a reference to a clause or Schedule is to a clause of, or Schedule to, this agreement.

1.12

Any words following the terms including, include, in particular, for example or any similar expression shall be construed as illustrative and shall not limit the sense of the words, description, definition, phrase or term preceding those terms.

1.13	A reference to an amendment includes a novation, re-enactment, supplement or variation (and amended shall be construed accordingly).

1.14	A reference to assets includes present and future properties, undertakings, revenues, rights and benefits of every description.

1.15	A reference to an authorisation includes an approval, authorisation, consent, exemption, filing, licence, notarisation, registration and resolution.

2	Assignment

2.1	Assignment of rights

Subject to the terms of this agreement, the Assignor unconditionally, irrevocably and absolutely assigns and transfers the Assigned Property and the Debt to the Assignee with effect as of the Assignment Date.

2.2	Assignee’s acceptance

The Assignee agrees to:

(a)	accept the assignment referred to in clause 2.1; and

(b)	pay the Assignment Amount in full on the expiry of the Senior Debt Period (as defined in the Subordination Deed).

2.3	Borrowers’ consent

Each Borrower unconditionally, irrevocably and absolutely acknowledges and, to the extent required, accepts, and provides its consent to, the assignment by the Assignor to the Assignee of the Assignor’s rights, title, interest and benefits in and to the Debt and each Loan Agreement to which the relevant Borrower is a party.

3	Investigation and reliance

3.1

The Assignee confirms to the Assignor that it has received such information as it deems appropriate under the circumstances (however obtained), including information concerning the financial condition, creditworthiness, status or nature of the Borrowers, to make an informed decision regarding the assignment referred to in clause 2.1.

3.2

The Assignee agrees that it has made its own independent analysis and decision to enter into this agreement, based on such information as it has deemed appropriate under the circumstances, and without reliance on the Assignor (except for reliance on any express representation made by the Assignor in this agreement).

3.3	On the date of this agreement and the Assignment Date, the Assignor represents and warrants to the Assignee that:

(a)

it is a securitisation fund without legal personality duly established in accordance with the provisions of the Luxembourg law of 22 March 2004 on securitisation, as amended from time to time, validly existing under the law of its jurisdiction of incorporation, managed and represented by Mikro Kapital Management SA, a limited liability company organised under Luxembourg law with registered office at 10, rue C.M. Spoo, L-2546, Luxembourg, and registered with the Luxembourg Trade and Companies Register (Registre de Commerce et des Sociétés) under number B227640 which acts as its fiduciary manager;

(b)	it has the power to own the Debt and the Assigned Property and carry on business as it is being conducted;

(c)

it has the power and authority to enter into, deliver and perform, and has taken all necessary action to authorise the entry into, delivery and performance of this agreement and each Loan Agreement and the transactions contemplated by them;

(d)

it is the sole legal and beneficial owner of, and has good title to, the Debt and the Assigned Property, and no security interest or other encumbrance (including any rights of set off) exists, or may exist as a result of any arrangement or agreement, over the Debt or the Assigned Property;

(e)

no event of default (howsoever defined or described in the Loan Agreements) will occur as a result of the assignment to be effected by this agreement and no decision has been taken by the Assignor to accelerate or enforce its rights under any Loan Agreement;

(f)	it is not in breach of any of its obligations in relation to any Loan Agreement; and

(g)	the Assigned Property may be assigned or transferred.

3.4

Subject to clause 3.3, the Assignor does not make, and the Assignee does not rely upon, any representation, warranty or condition (express or implied) about, and the Assignor shall have no liability or responsibility to the Assignee for:

(a)

the effectiveness, validity or enforceability of the Loan Agreements or other documents delivered by the Assignor to the Assignee, or any of the terms or conditions contained in the Loan Agreements or other documents;

(b)	any non-performance by any party to the Loan Agreements or other documents; or

(c)	the financial condition, creditworthiness, status or nature of the Borrowers.

4	Waiver of Notice

Each Borrower, by signing this agreement, unconditionally, irrevocably and absolutely acknowledges the assignment of the Debt and the Loan Agreements to which the relevant Borrower is a party, and unconditionally and irrevocably waives the application of, and its rights to invoke, any notice requirement with respect to such assignment under any Loan Agreement to which the relevant Borrower is a party.

5	Release

The parties agree that from the Assignment Date the Assignor no longer has any rights in relation to the Debt and under the Loan Agreements other than those expressly granted in this agreement.

6	Costs

6.1

Subject to clause 6.2, each party shall pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this agreement (and any documents referred to in it).

6.2

The Assignee shall pay any stamp duty and other similar duties and taxes (if any) to which this agreement (and any documents referred to in it) may be subject or may give rise or which may otherwise be payable in connection with the assignment of the Assigned Property.

7	Further assurance

Each party shall promptly execute and deliver such documents and perform such acts as may reasonably be required for the purpose of giving full effect to this agreement.

8	Governing law and jurisdiction

8.1

This agreement and any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with it or its subject matter or formation shall be governed by and construed in accordance with the law of the Grand Duchy of Luxembourg.

8.2

Each party irrevocably agrees that the courts of the Grand Duchy of Luxembourg shall have exclusive jurisdiction to settle any dispute or claim (including non-contractual disputes or claims) arising out of or in connection with this agreement or its subject matter or formation.

This agreement has been entered into on the date stated at the beginning of this agreement.

Schedule 1—Loan Agreements

Part I – Loan agreements between the Assignor as lender and Carsharing Russia as borrower

1.	Revolving loan agreement No. 12-05/2020-MF-CR/LA dated 12 May 2020 in respect of the loan with the principal amount of 418,000,000 rubles;

2.	Revolving loan agreement No. 28-04/2020-MF-CR/LA dated 28 April 2020 in respect of the loan with the principal amount of 315,000,000 rubles;

3.	Revolving loan agreement No. 02-02/2021-MF-CR/LA dated 2 February 2021 in respect of the loan with the principal amount of 302,000,000 rubles;

4.	Revolving loan agreement No. 03-12/2019-MF-CR/LA dated 3 December 2019 in respect of the loan with the principal amount of 596,000,000 rubles;

5.	Revolving loan agreement No. 05-03/2021-MF-CR/LA dated 5 March 2021 in respect of the loan with the principal amount of 260,000,000 rubles;

6.	Revolving loan agreement No. 06-04/2020-MF-CR/LA dated 6 April 2020 in respect of the loan with the principal amount of 497,000,000 rubles;

7.	Revolving loan agreement No. 06-11/2019-MF-CR/LA dated 6 November 2019 in respect of the loan with the principal amount of 846,000,000 rubles;

8.	Revolving loan agreement No. 12-01/2021-MF-CR/LA dated 12 January 2021 in respect of the loan with the principal amount of 210,000,000 rubles;

9.	Revolving loan agreement No. 12-11/2019-MF-CR/LA dated 12 November 2019 in respect of the loan with the principal amount of 411,000,000 rubles;

10.	Revolving loan agreement No. 13-04/2021-MF-CR/LA dated 13 April 2021 in respect of the loan with the principal amount of 223,000,000 rubles;

11.	Revolving loan agreement No. 14-04/2020-MF-CR/LA dated 14 April 2020 in respect of the loan with the principal amount of 497,000,000 rubles;

12.	Revolving loan agreement No. 15-01/2020-MF-CR/LA dated 15 January 2020 in respect of the loan with the principal amount of 528,000,000 rubles;

13.	Revolving loan agreement No. 17-11/2020-MF-CR/LA dated 17 November 2020 in respect of the loan with the principal amount of 440,000,000 rubles;

14.	Revolving loan agreement No. 19-11/2019-MF-CR/LA dated 19 November 2019 in respect of the loan with the principal amount of 411,000,000 rubles;

15.	Revolving loan agreement No. 21-01/2020-MF-CR/LA dated 21 January 2020 in respect of the loan with the principal amount of 528,000,000 rubles;

16.	Revolving loan agreement No. 22-06/2020-MF-CR/LA dated 22 June 2020 in respect of the loan with the principal amount of 188,500,000 rubles;

17.	Revolving loan agreement No. 24-04/2020-MF-CR/LA dated 24 April 2020 in respect of the loan with the principal amount of 141,000,000 rubles;

18.	Revolving loan agreement No. 26-05/2020-MF-CR/LA dated 26 May 2020 in respect of the loan with the principal amount of 411,000,000 rubles;

19.	Revolving loan agreement No. 26-11/2019-MF-CR/LA dated 26 November 2019 in respect of the loan with the principal amount of 417,000,000 rubles;

20.	Revolving loan agreement No. 29-07/2020-MF-CR/LA dated 29 July 2020 in respect of the loan with the principal amount of 537,000,000 rubles;

21.	Revolving loan agreement No. 29-09/2020-MF-CR/LA dated 29 September 2020 in respect of the loan with the principal amount of 440,000,000 rubles;

22.	Revolving loan agreement No. 31-12/2019-MF-CR/LA dated 31 December 2019 in respect of the loan with the principal amount of 1,394,000,000 rubles;

23.	Revolving loan agreement No. 04-03/2020-MF-CR/LA dated 4 March 2020 in respect of the loan with the principal amount of 446,000,000 rubles;

24.	Revolving loan agreement No. 27-04/2021-MF-CR/LA dated 27 April 2021 in respect of the loan with the principal amount of 200 000 000 rubles;

25.	Revolving loan agreement No. 09-08/2019-MF-CR/LA-1 dated 9 August 2019 in respect of the loan with the principal amount of 70,000,000 rubles;

26.	Revolving loan agreement No. 12-12/2019-MF-CR/LA dated 12 December 2019 in respect of the loan with the principal amount of 986,000,000 rubles;

27.	Revolving loan agreement No. 01-10/2019-MF-CR/LA dated 1 October 2019 in respect of the loan with the principal amount of 298,000,000 rubles;

28.	Revolving loan agreement No. 08-10/2019-MF-CR/LA dated 8 October 2019 in respect of the loan with the principal amount of 235,000,000 rubles;

29.	Revolving loan agreement No. 25-10/2019-MF-CR/LA dated 25 October 2019 in respect of the loan with the principal amount of 172,000,000 rubles;

30.	Revolving loan agreement No. 22-10/2019-MF-CR/LA dated 22 October 2019 in respect of the loan with the principal amount of 343,000,000 rubles;

31.	Revolving loan agreement No. 30-10/2019-MF-CR/LA dated 30 October 2019 in respect of the loan with the principal amount of 324,000,000 rubles;

32.	Revolving loan agreement No. 09-12/2019-MF-CR/LA dated 9 December 2019 in respect of the loan with the principal amount of 1,103,000,000 rubles;

33.	Revolving loan agreement No. 17-12/2019-MF-CR/LA dated 17 December 2019 in respect of the loan with the principal amount of 446,000,000 rubles;

34.	Revolving loan agreement No. 04-02/2020-MF-CR/LA dated 4 February 2020 in respect of the loan with the principal amount of 514,000,000 rubles;

35.	Revolving loan agreement No. 12-02/2020-MF-CR/LA dated 12 February 2020 in respect of the loan with the principal amount of 815,000,000 rubles;

36.	Revolving loan agreement No. 18-02/2020-MF-CR/LA dated 18 February 2020 in respect of the loan with the principal amount of 507,000,000 rubles;

37.	Revolving loan agreement No. 26-02/2020-MF-CR/LA dated 26 February 2020 in respect of the loan with the principal amount of 507,000,000 rubles;

38.	Revolving loan agreement No. 10-03/2020-MF-CR/LA dated 10 March 2020 in respect of the loan with the principal amount of 1,952,000,000 rubles;

39.	Revolving loan agreement No. 23-03/2020-MF-CR/LA dated 23 March 2020 in respect of the loan with the principal amount of 446,000,000 rubles;

40.	Revolving loan agreement No. 17-03/2020-MF-CR/LA dated 17 March 2020 in respect of the loan with the principal amount of 446,000,000 rubles;

41.	Revolving loan agreement No. 25-03/2020-MF-CR/LA dated 25 March 2020 in respect of the loan with the principal amount of 497,000,000 rubles;

42.	Revolving loan agreement No. 19-05/2020-MF-CR/LA dated 19 May 2020 in respect of the loan with the principal amount of 418,000,000 rubles;

43.	Loan agreement No. 17-07/2019-MF-CR/LA dated 17 July 2019 in respect of the loan with the principal amount of 70,000,000 rubles;

44.	Loan agreement No. 27-06/2019-MF-CR/LA-1 dated 27 June 2019 in respect of the loan with the principal amount of 48,600,000 rubles;

45.	Loan agreement No. 24-04/2019-MF-CR/LA dated 24 April 2019 in respect of the loan with the principal amount of 100,000,000 rubles;

46.	Loan agreement No. 19-08/2019-MF-CR/LA dated 19 August 2019 in respect of the loan with the principal amount of 92,000,000 rubles;

47.	Loan agreement No. 23-08/2019-MF-CR/LA dated 23 August 2019 in respect of the loan with the principal amount of 69,600,000 rubles;

48.	Loan agreement No. 05-10/2018-LA dated 5 October 2018 in respect of the loan with the principal amount of 90,000,000 rubles;

49.	Loan agreement No. 02-10/2018-LA dated 2 October 2018 in respect of the loan with the principal amount of 30,000,000 rubles;

50.	Loan agreement No. 15-11/2018-LA dated 15 November 2018 in respect of the loan with the principal amount of 60,000,000 rubles;

51.	Loan agreement No. 21-11/2018-LA dated 21 November 2018 in respect of the loan with the principal amount of 181,000,000 rubles;

52.	Loan agreement No. 05-11/2018-LA dated 5 November 2018 in respect of the loan with the principal amount of 60,000,000 rubles;

53.	Loan agreement No. 22-01/2019-MF-CR/LA dated 22 January 2019 in respect of the loan with the principal amount of 160,000,000 rubles;

54.	Loan agreement No. 28-01/2019-MF-CR/LA dated 28 January 2019 in respect of the loan with the principal amount of 160,000,000 rubles;

55.	Loan agreement No. 09-04/2019-MF-CR/LA dated 9 April 2019 in respect of the loan with the principal amount of 196,500,000 rubles;

56.	Loan agreement No. 24-04/2019-MF-CR/LA-1 dated 24 April 2019 in respect of the loan with the principal amount of 79,000,000 rubles;

57.	Loan agreement No. 25-04/2019-MF-CR/LA dated 25 April 2019 in respect of the loan with the principal amount of 70,300,000 rubles;

58.	Loan agreement No. 06-06/2019-MF-CR/LA dated 6 June 2019 in respect of the loan with the principal amount of 59,200,000 rubles;

59.	Loan agreement No. 11-06/2019-MF-CR/LA dated 11 June 2019 in respect of the loan with the principal amount of 217,600,000 rubles;

60.	Loan agreement No. 19-06/2019-MF-CR/LA dated 19 June 2019 in respect of the loan with the principal amount of 185,100,000 rubles;

61.	Loan agreement No. 27-06/2019-MF-CR/LA dated 27 June 2019 in respect of the loan with the principal amount of 112,100,000 rubles;

62.	Loan agreement No. 26-07/2019-MF-CR/LA dated 26 July 2019 in respect of the loan with the principal amount of 73,600,000 rubles;

63.	Loan agreement No. 01-08/2019-MF-CR/LA dated 1 August 2019 in respect of the loan with the principal amount of 67,500,000 rubles;

64.	Loan agreement No. 09-08/2019-MF-CR/LA dated 9 August 2019 in respect of the loan with the principal amount of 75,500,000 rubles;

65.	Loan agreement No. 03-09/2019-MF-CR/LA dated 3 September 2019 in respect of the loan with the principal amount of 109,000,000 rubles;

66.	Loan agreement No. 11-09/2019-MF-CR/LA dated 11 September 2019 in respect of the loan with the principal amount of 118,300,000 rubles;

67.	Loan agreement No. 17-09/2019-MF-CR/LA dated 17 September 2019 in respect of the loan with the principal amount of 107,900,000 rubles;

68.	Novation agreement No. 01-10/2018-Nov dated 1 October 2018 in respect of the loan with the principal amount of 101,726,027.40 rubles; and

69.	Novation agreement No. 01-10/2018-CR-MF-NOV (3PN) dated 1 October 2018 in respect of the loan with the principal amount of 314,383,561.65 rubles.

Part II – Loan agreements between the Assignor as lender and Anytime as borrower

1.	Revolving loan agreement No. 14-04/2020-MF-AT/LA dated 14 April 2020 in respect of the loan with the principal amount of 168,000,000 rubles;

2.	Revolving loan agreement No. 16-10/2020-MF-AT/LA dated 16 October 2020 in respect of the loan with the principal amount of 25,000,000 rubles;

3.	Revolving loan agreement No. 13-11/2019-MF-AT/LA dated 13 November 2019 in respect of the loan with the principal amount of 192,000,000 rubles;

4.	Revolving loan agreement No. 05-03/2021-MF-AT/LA dated 5 March 2021 in respect of the loan with the principal amount of 31,000,000 rubles;

5.	Revolving loan agreement No. 17-03/2020-MF-AT/LA dated 17 March 2020 in respect of the loan with the principal amount of 107,000,000 rubles;

6.	Revolving loan agreement No. 17-11/2020-MF-AT/LA dated 17 November 2020 in respect of the loan with the principal amount of 28,000,000 rubles;

7.	Revolving loan agreement No. 11-02/2020-MF-AT/LA dated 11 February 2020 in respect of the loan with the principal amount of 206,000,000 rubles;

8.	Revolving loan agreement No. 20-04/2021-MF-AT/LA dated 20 April 2021 in respect of the loan with the principal amount of 10,000,000 rubles;

9.	Revolving loan agreement No. 19-05/2020-MF-AT/LA dated 19 May 2020 in respect of the loan with the principal amount of 209,000,000 rubles;

10.	Revolving loan agreement No. 16-12/2019-MF-AT/LA dated 16 December 2019 in respect of the loan with the principal amount of 723,000,000 rubles;

11.	Revolving loan agreement No. 16-01/2020-MF-AT/LA dated 16 January 2020 in respect of the loan with the principal amount of 353,000,000 rubles;

12.	Revolving loan agreement No. 20-05/2021-MF-AT/LA dated 20 May 2021 in respect of the loan with the principal amount of 8,500,000 rubles;

13.	Revolving loan agreement No. 15-10/2019-MF-AT/LA dated 15 October in respect of the loan with the principal amount of 100,000,000 rubles;

14.	Loan agreement No. 11-07/2019-MF-A/LA dated 11 July 2019 in respect of the loan with the principal amount of 83,000,000 rubles;

15.	Loan agreement No. 12-07/2019-MF-A/LA dated 12 July 2019 in respect of the loan with the principal amount of 94,000,000 rubles;

16.	Loan agreement No. 14-06/2019-MF-A/LA dated 14 June 2019 in respect of the loan with the principal amount of 61,200,000 rubles;

17.	Loan agreement No. 11-09/2019-MF-AT/LA dated 11 September 2019 in respect of the loan with the principal amount of 207,000,000 rubles;

18.	Loan agreement No. 25-02/2019-MF-AT/LA dated 25 February 2019 in respect of the loan with the principal amount of 130,000,000 rubles;

19.	Loan agreement No. 07-08/2019-MF-AT/LA dated 7 August 2019 in respect of the loan with the principal amount of 46,400,000 rubles; and

20.	Novation agreement No. 1-10/2018-NOV dated 1 October 2018 in respect of the loan with the principal amount of 29,500,548 rubles.

Part III – Loans of SMM

1.

Loan agreement No. 1/10-2011MKP3 the Assignor as lender and GDFK LLC as borrower dated 6 October 2011 (to the extent that the borrower’s obligations in respect of the loan with the principal amount of 42,065.05 euro under this loan agreement were transferred to SMM under debt transfer agreement between SMM and GDFK LLC dated 25 June 2018);

2.

Assignment agreement in respect of the loan with the principal amount of 42,898,098.17 rubles and interest of 12,926,174.35 rubles between Mikro Kapital HK Limited as assignor and the Assignor as assignee dated 28 December 2020, under which Mikro Kapital HK Limited assigned to the Assignor claims to SMM under loan agreement No. 2018-07-31-MKHK-SMM between Mikro Kapital HK Limited as lender and SMM as borrower dated 31 July 2018.

Signature Page to the Assignment of Loans

Signed by Vincenzo Trani, director, authorised for Delimobil Holding S.A.

/s/: Vincenzo Trani

Signature Page to the Assignment of Loans

Signed by Vincenzo Trani, director, authorised for Mikro Kapital Management S.A., managing and representing Mikro Fund

/s/: Vincenzo Trani

Signature Page to the Assignment of Loans

Signed by Elena Bekhtina, general director, authorised for Limited Liability Company “Carsharing Russia”

/s/: Elena Bekhtina

Signature Page to the Assignment of Loans

Signed by Andrey Derzhavets, general director, authorised for Limited Liability Company “Anytime”

/s/: Andrey Derzhavets

Signature Page to the Assignment of Loans

Signed by Igor Panibratets, general director, authorised for Smart Mobility Management Limited Liability Company /s/: Igor Panibratets